Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                    Financial Statements for the Period Ended
                               September 30, 1997


                                     [LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish Small Cap Fund II. Please note that it is a nine-month reporting period for the fiscal year ended September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. the firm remains independent and is owned by investment professionals active in the operation of the business.

During the nine months ended September 30, 1997, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the year ended September 30, 1997, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                        Management Discussion & Analysis

The strong performance in small cap stocks which began with a bang in May has continued to date. We are pleased to report that 1997 is turning out to be an excellent year for small cap stocks after all. For the period from January 1 through September 30, the Standish Small Capitalization Equity Fund II gained 42.94%, compared to a gain of 23.02% for the Russell 2000 Growth Index, and a gain of 26.61% for the Russell 2000 Index.

Small caps had been performing poorly for the past four years, with some notable sharp rallies as exceptions. Currently, there is some evidence that the tone of the market is more favorable for these stocks. The key to this shift apparently is in earnings and valuation. Small caps have been improving in terms of earnings growth and propensity to positively surprise analysts' estimates. In addition, their price/earnings multiples on average compare well to those of large cap stocks. Large cap stock earnings are more in question now because of the age of this business cycle and the challenge of repatriating foreign earnings that must be translated into a very strong U.S. currency. Large cap valuations appear extended, and it may be that investors are taking some profits and marginally gravitating to small cap stocks. It would take very little increased attention from institutional managers to have a noticeable impact on small cap stocks. In a marketplace which has been very generous to shareholders, we believe that the best part of this cycle has been experienced, but prospects for small caps are still good for the longer term.

The first nine months of 1997 has been again a volatile period for small cap stocks. After a strong January the stocks languished badly through April, with a very strong rally beginning in May and continuing to date. Our investments are oriented toward rapidly growing, high quality companies at the smaller end of the small cap spectrum, and this has presented a performance challenge for the last two years. In recent months smallness seems to have ceased as a negative. Also this has been a better year for value investors compared to growth, and we are decidedly in the higher growth camp. This past trend again has moderated in recent months. Our most important value-addition this year has been from stock selection, while our sector emphasis a neutral influence. While we were helped by growth sector emphasis in technology in particular, it was offset by the strong performance in financial stocks, and more recently in the traditionally cyclical industries; areas in which we typically have very few investments. As a reminder, our high growth orientation leads us to heavier commitments in the technology, medical, and business services sectors, with comparatively fewer investments in the slower growth areas of the economy. We generally seek to invest in the highest quality companies, and we select stocks based on earnings and margin dynamics, business position analysis, and an evaluation of management.

We are very pleased to announce the addition of Jonathan Stone to the Standish Small Cap Team. Jonathan joins Drew Beja, Melissa Dane and me after several years as an effective and distinguished analyst with a regional research and brokerage firm where he covered technology stocks. He is an experienced, seasoned analyst who has already had considerable impact in stock selection as well as portfolio management. He is clearly an important addition to our capabilities.

In closing, it is important to remind you of the volatility of small cap investments, where we do not expect a diminution of this volatility in the future. We remain, however, optimistic about the outlook for small cap stocks and view the category as having important potential over the long term. We are very appreciative of your support and thank you for your interest in the Standish Small Capitalization Equity Fund II.

Sincerely,


/s/ Nicholas S. Battelle              /s/ Andrew L. Beja

Nicholas S. Battelle                  Andrew L. Beja

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

            Comparison of Change in Value of $100,000 Investment in
                            Standish Samll Fund II,
  the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index


                               [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                      Standish Small
                      Capitalization    Russell     S&P 500     Russell 2000
                      Equity Fund II   2000 Index    Index      Growth Index
                      --------------   ----------    -----      ------------
Inception  12/23/96       100000         100000      100000        100000
           12/31/96       101900         102020       99170        102396
            1/31/97       106850         104061      105369        104954
            2/28/97        98950         101538      106195         98616
            3/31/97        93000          96746      101831         91656
            4/30/97        93900          97016      107901         90593
            5/31/97       110800         108814      114472        104209
            6/30/97       108850         112439      119600        107742
            7/31/97       126500         117668      129120        113258
            8/31/97       131550         120362      121890        116656
            9/30/97       145651         129173      128569        125965

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investment in Standish Small Capitalization Equity Portfolio II
      ("Portfolio"), at value (Note 1A)                                                                  $ 6,296,360
   Receivable for Fund shares sold                                                                            38,400
   Other assets                                                                                                  700
                                                                                                         -----------
       Total assets                                                                                        6,335,460

Liabilities
   Distribution payable                                                              $       167
   Payable to investment advisor (Note 3)                                                  8,285
   Accrued accounting, custody and transfer agent fees                                     5,111
   Accrued expenses and other liabilities                                                  8,339
                                                                                     -----------

       Total liabilities                                                                                      21,902
                                                                                                         -----------
Net Assets                                                                                               $ 6,313,558
                                                                                                         ===========
Net Assets consist of:
   Paid-in capital                                                                                       $ 5,010,315
   Accumulated net realized gain                                                                             129,163
   Undistributed net investment income                                                                         6,541
   Net unrealized appreciation                                                                             1,167,539
                                                                                                         -----------
       Total Net Assets                                                                                  $ 6,313,558
                                                                                                         ===========

Shares of beneficial interest outstanding                                                                    216,818
                                                                                                         ===========

Net Asset Value, Offering and Redemption Price Per Share
   (Net assets/Shares outstanding)                                                                       $     29.12
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                                                      For the period
                                                                                                    December 23, 1996
                                                                                 Nine Months         (commencement of
                                                                                    Ended             operations) to
                                                                              September 30, 1997    December 31, 1997
                                                                             --------------------- ---------------------
Investment Income (Note 1B)
   Dividend income allocated from Portfolio                                       $     1,471             $    --
   Interest income allocated from Portfolio                                             7,017                 198
                                                                                  -------------           -------
       Net investment income from Portfolio                                             8,488                 198

Expenses
   Registration fees                                                                   28,950                  --
   Accounting, custody and transfer agent fees                                         18,413                 672
   Legal and audit services                                                            13,463               6,790
   Miscellaneous                                                                          813                 126
                                                                                  -----------            --------
       Total expenses                                                                  61,639               7,588

Deduct:
   Reimbursement of Fund operating expenses                                           (61,639)             (7,588)
                                                                                                          -------
       Net expenses                                                                        --                  --
                                                                                  -----------             -------
          Net investment income                                                         8,488                 198
                                                                                  -----------             -------

Realized and Unrealized Gain
   Net realized gain allocated from Portfolio on:
       Investment security transactions                                               129,163                  --
                                                                                  -----------            --------
          Net realized gain                                                           129,163                  --

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                        1,158,569               8,970
                                                                                  -----------             -------
          Change in net unrealized appreciation (depreciation)                      1,158,569               8,970
                                                                                  -----------             -------
       Net realized and unrealized gain on investments                              1,287,732                  --
                                                                                  -----------             -------

Net increase in net assets resulting from operations                              $ 1,296,220             $ 9,168
                                                                                  ===========            ========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                          December 23, 1996
                                                              Nine Months                  (commencement of
                                                                 Ended                      operations) to
                                                          September 30, 1997              December 31, 1996
                                                       --------------------------      -------------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                     $    8,488                       $    198
   Net realized gain                                            129,163                             --
   Change in net unrealized appreciation
      (depreciation)                                          1,158,569                          8,970
                                                             ----------                      ---------
      Net increase in net assets from operations              1,296,220                          9,168
                                                             ----------                      ---------

Distributions to Shareholders
   From net investment income                                    (2,145)                            --
                                                             ----------                      ---------


Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                           5,177,545                        475,000
   Net asset value of shares issued to shareholders
      in payment of distributions declared                        1,978                             --
   Cost of shares redeemed                                     (644,208)                            --
                                                             ----------                      ---------
   Increase in net assets from Fund share
      transactions                                            4,535,315                        475,000
                                                             ----------                      ---------
       Net increase in net assets                             5,829,390                        484,168

Net Assets
   At beginning of period                                       484,168                             --
                                                             ----------                      ---------

   At end of period (including undistributed net
      investment income of $6,541 and $198,
      respectively)                                          $6,313,558                        484,168
                                                             ==========                      =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                Nine Months                  For the period
                                                                   Ended                   December 23, 1996
                                                             September 30, 1997       (commencement of operations)
                                                                 (Note 1E)                to December 31, 1996
                                                           --------------------     -------------------------------
Net asset value, beginning of period                               $20.39                       $20.00
                                                                   ------                      -------
Income from operations:
   Net investment income *                                           0.03                           --
   Net realized and unrealized gain on investments                   8.71                         0.39
                                                                   ------                      -------
Total from investment operations                                     8.74                         0.39
                                                                   ------                      -------
Less distributions declared to shareholders
   From net investment income                                       (0.01)                          --

   Net asset value, end of period                                  $29.12                       $20.39
                                                                   ======                      =======

Total return                                                        42.94%                       --(1)

Ratios (to average daily net assets)/Supplemental Data
   Net assets, end of period (000's omitted)                       $6,314                       $  484
   Expenses * (2)                                                    0.00%+                      --(1)
   Net investment income * (2)                                       0.49%+                      --(1)

* For the nine months ended September 30, 1997 and for the period December 23, 1996 (commencement of operations) to December 31, 1996, the investment adviser waived its investment advisory fee for the Portfolio and reimbursed the Portfolio and Fund for all of its operating expenses. If this voluntary action had not been taken, the net invesment income per share and the ratios would have been:

   Net investment loss per share                                   $(0.25)                       --(1)
   Ratios (to average daily net assets):
      Expenses (2)                                                   3.56%+                      --(1)
      Net investment income                                         (3.07)%+                     --(1)

----------
(1)Amounts are not meaningful due to the short period of operations.
(2)Includes the Fund's share of the Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period December 23, 1996 (commencement of operations) to December 31, 1996.
+  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund II (the "Fund") is a separate diversified investment series of the Trust.

         The Fund invests all of its investable assets in the interests of Standish Small Capitalization Equity Portfolio II (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations-

         The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

         B.  Securities transactions and income-

         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

         C.  Federal taxes-

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         D.  Other-

         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

         E.  Change in fiscal year end-

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

(2)      Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)      Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer, & Wood, Inc. ("SA&W") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the nine month period ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily agreed to waive and/or reimburse all operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses). This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, for the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily reimbursed the Fund for its operating expenses in the amount of $61,639 and $7,588, respectively. The Trust pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)      Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the nine months ended September 30, 1997 aggregated $5,257,507 and $741,535, respectively. For the period December 23, 1996 to December 31, 1996, increases and decreases in the Fund's investment in the Portfolio aggregated $475,000 and $0, respectively.

(5)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                           For the Period
                                                                                            December 23,
                                                                                               1996
                                                                                          (commencement of
                                                                  Nine Months Ended        operations) to
                                                                  September 30, 1997      December 31,1996
                                                                  -------------------    -------------------
           Shares sold..........................................              222,940                 23,750
           Shares issued to shareholders in payment of
              distributions
              declared..........................................                   69                      0
           Shares redeemed......................................              (29,941)                     0
                                                                  -------------------    -------------------
           Net increase/(decrease)..............................              193,068                 23,750
                                                                  ===================    ===================

         At September 30, 1997, the Fund had three shareholders of record owning approximately 30%, 13% and 12% of the Fund's outstanding voting shares.

                          Report of Independent Accountants

         To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund II:

         We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II (the "Fund"), as of September 30, 1997, and the related statements of operations, the statements of changes in net assets and financial highlights for the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II as of September 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the nine months ended Sepember 30, 1997, and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.


         Coopers & Lybrand L.L.P.
         Boston, Massachusetts
         November 11, 1997

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------


                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

EQUITIES -- 99.6%

Capital Goods -- 5.9%
BDM International, Inc.*                                                                  1,800         $     45,225
Comfort Systems USA, Inc.*                                                                3,700               70,763
Hagler Bailly*                                                                              500               12,688
Power-One, Inc.*                                                                          1,300               18,200
Service Experts, Inc.*                                                                    2,000               54,125
Tetra Technologies, Inc.*                                                                 3,000               69,375
Trailer Bridge, Inc.*                                                                     4,000               53,000
Triumph Group, Inc.*                                                                      1,400               46,813
                                                                                                        ------------
                                                                                                             370,189
                                                                                                        ------------

Consumer Stable -- 9.9%
800-Jr Cigar, Inc.*                                                                       3,200              111,999
Arbor Drugs, Inc.                                                                         2,600               60,450
Aviation Sales Co.*                                                                       2,600               78,650
General Cigar Holdings, Inc.*                                                             2,300               66,413
Hughes Supply, Inc.                                                                       2,650               79,997
Performance Food Group Co.*                                                               3,800               96,899
Robert Mondavi Corp.,  Class A*                                                           1,100               60,225
Suiza Foods Corp.*                                                                        1,300               66,950
                                                                                                        ------------
                                                                                                             621,583
                                                                                                        ------------

Early Cyclical -- 1.8%
Aftermarket Technology, Inc.*                                                             3,000               71,250
Hospitality Worldwide Services*                                                           3,000               39,375
                                                                                                        ------------
                                                                                                             110,625
                                                                                                        ------------

Energy -- 11.0%
Cal Dive International, Inc.*                                                             3,900              145,274
Friede Goldman Intl, Inc.*                                                                2,100              125,999
Global Industries Ltd.*                                                                   2,300               91,712
Halter Marine Group, Inc.*                                                                2,100              101,587
Hvide Marine, Inc.*                                                                       2,600               83,200
Newpark Resources, Inc.*                                                                  1,200               47,175
Patterson Energy, Inc.*                                                                   1,900               99,512
                                                                                                        ------------
                                                                                                             694,459
                                                                                                        ------------

Financial -- 3.1%
American Capital Strategies*                                                                300                6,000
E Trade Group, Inc.*                                                                      2,000               93,999
Greater Bay Bancorp.                                                                      2,300               98,612
                                                                                                        ------------
                                                                                                             198,611
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                  Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

Growth Cyclical -- 12.3%
Alliance Gaming Corp.*                                                                   12,600         $     83,475
Apple South, Inc.                                                                         4,400               84,700
Atria Communities, Inc.*                                                                  3,700               66,600
Central Garden & Pet Co.*                                                                 2,000               61,500
Coach USA, Inc.*                                                                          2,900               87,181
Gadzooks, Inc.*                                                                           3,500               73,500
North Face, Inc.*                                                                           700               18,813
Rainforest Cafe, Inc.*                                                                    1,300               41,925
Regal Cinemas*                                                                            2,000               53,750
Scientific Games Holdings Corp.*                                                          2,700               58,725
Sonic Corp.*                                                                                600               16,800
Sunrise Assisted Living, Inc.*                                                              700               25,288
Travel Services, Inc.*                                                                    1,700               35,275
Vans, Inc.*                                                                               4,200               67,200
                                                                                                        ------------
                                                                                                             774,732
                                                                                                        ------------

Health Care -- 14.3%
Affymetrix, Inc.*                                                                         1,100               50,600
Agouron Pharmaceuticals, Inc.*                                                              600               28,875
Genesis Health Ventures, Inc.*                                                              600               23,363
Guilford Pharmaceuticals, Inc.*                                                           1,800               53,100
Gulf South Medical Supply, Inc.*                                                          1,900               50,825
HCIA, Inc.*                                                                               2,700               36,450
Imnet Systems, Inc.*                                                                      2,300               61,813
Inhale Therapeutic Systems*                                                               2,400               75,300
Medic Computer Systems, Inc.*                                                             1,700               58,225
Neurogen Corp.*                                                                           2,900               78,300
Orthodontic Centers of America*                                                           2,400               48,000
Parexel International Corp.*                                                                300               11,850
Pharmaceutical Product Development*                                                       3,400               69,275
Physician Sales & Service*                                                                3,900               76,050
Sepracor, Inc.*                                                                           1,900               62,463
Specialty Care Network, Inc.*                                                             4,500               55,688
Vertex Pharmaceuticals, Inc.*                                                             1,600               60,400
                                                                                                        ------------
                                                                                                             900,577
                                                                                                        ------------

Services -- 17.1%
Abacus Direct Corp.*                                                                      1,400               44,975
American Radio Systems Corp.*                                                               700               33,338
Barrett Business Services, Inc.*                                                          3,600               60,300
BET Holdings, Inc.*                                                                       1,500               79,313
Central Parking Corp.                                                                     1,000               47,000

    The accompanying notes are an integral part of the financial statements.

                  Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

Services (continued)
Compdent Corporation*                                                                     1,300         $     32,500
Computer Task Group, Inc.                                                                 1,200               50,325
Corporate Family Solutions*                                                                 200                3,375
Devry, Inc.*                                                                              1,600               47,800
Gray Communications Systems, Class B                                                      2,400               60,000
Harbinger Corp.*                                                                          1,500               54,563
Heftel Broadcasting Corp.*                                                                  800               60,600
Inspire Insurance Solutions*                                                              3,600               65,250
LCC International, Inc.*                                                                  2,300               50,313
Learning Tree International*                                                              1,500               42,938
M A R C, Inc.                                                                             3,000               71,250
Metzler Group, Inc.*                                                                      2,200               88,274
Pierce Leahy Corp.*                                                                       1,100               29,838
Scandinavian Broadcast Systems Corp.*                                                     2,400               57,600
Scholastic Corp.*                                                                         1,500               59,250
Wackenhut Corrections Corp.*                                                              1,200               37,200
                                                                                                        ------------
                                                                                                           1,076,002
                                                                                                        ------------

Technology -- 24.2%
Advanced Technology Material*                                                             2,700               99,224
Aehr Test Systems*                                                                        4,500               79,594
Asyst Technologies, Inc.*                                                                 1,000               44,406
Benchmark Electronics, Inc.*                                                              2,400               67,650
C. P. Clare Corp.*                                                                        4,200               82,950
CFM Technologies, Inc.*                                                                     300               11,756
Dallas Semiconductor Corp.                                                                1,300               58,175
Dupont Photomasks, Inc.*                                                                    700               50,838
Exar Corp.*                                                                               1,900               50,350
Galileo Technology*                                                                       1,000               33,000
Gasonics Intl Corp.*                                                                      3,500               72,844
Hadco Corp.*                                                                              1,100               59,572
Helix Technology Corp.                                                                    1,300               80,478
HNC Software, Inc.*                                                                       2,200               87,450
Hyperion Software Corp.*                                                                  1,500               46,781
Kulicke & Soffa Industries*                                                               1,400               64,838
Lecroy Corp.*                                                                               900               39,825
Level One Communications, Inc.*                                                           1,800               72,450
P-Com, Inc.*                                                                              2,800               67,025
PCD, Inc.*                                                                                1,300               32,175
Periphonics Corp.*                                                                        1,900               20,306
Photronics, Inc.*                                                                           600               36,338
PRI Automation, Inc.*                                                                     1,100               64,350
Radiant Systems, Inc.*                                                                    3,600               75,600

    The accompanying notes are an integral part of the financial statements.

                  Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

Technology (continued)
Semtech Corp.*                                                                              800         $     55,300
Star Telecommunications, Inc.*                                                            3,200               73,600
                                                                                                        ------------
                                                                                                           1,526,875
                                                                                                        ------------

TOTAL EQUITIES (COST $5,106,088)                                                                           6,273,653
                                                                                                        ------------

TOTAL INVESTMENTS-- 99.6% (COST $5,106,088)                                                             $  6,273,653

Other Assets, Less Liabilities-- 0.4%                                                                         22,837
                                                                                                        ============

NET ASSETS-- 100%                                                                                       $  6,296,490
                                                                                                        ============

Notes to the Schedule of Investments:

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                    Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $5,106,088)                                         $ 6,273,653
   Cash                                                                                                      178,391
   Interest and dividends receivable                                                                           2,179
   Deferred organization costs (Note 1E)                                                                      26,005
                                                                                                         -----------
       Total assets                                                                                        6,480,228

Liabilities
   Payable for investments purchased                                                 $   142,575
   Payable to investment advisor (Note 2)                                                 15,692
   Accrued accounting and custody fees                                                     9,115
   Accrued expenses and other liabilities                                                 16,356
                                                                                     -----------

       Total liabilities                                                                                     183,738
                                                                                                         -----------
Net Assets (applicable to investors' beneficial interests)                                               $ 6,296,490
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                                                     For the period
                                                                                                    December 23, 1996
                                                                                Nine Months         (commencement of
                                                                                   Ended             operations) to
                                                                              September 30, 1997     December 31, 1996
                                                                             ===================    ==================
Investment Income (Note 1C)
   Dividend income                                                                   $     1,471           $      --
   Interest income                                                                         7,017                 198
                                                                                     -----------          ----------
       Total income                                                                        8,488                 198

Expenses
   Investment advisory fee (Note 2)                                                       10,209                  62
   Accounting and custody fees                                                            29,683               1,002
   Legal and audit services                                                               28,934              14,500
   Amortization of organization cost (Note 1E)                                             4,597                  94
   Miscellaneous                                                                             323                 126
                                                                                     -----------           ---------
       Total expenses                                                                     73,746              15,784
                                                                                     -----------           ---------
Deduct:
   Waiver of investment advisory fee (Note 2)                                            (10,209)               (62)
   Reimbursement of Portfolio operating expenses                                         (63,537)           (15,722)
                                                                                     -----------           ---------
      Total waiver of investment advisory fee and
         reimbursement of operating expenses                                             (73,746)           (15,784)
                                                                                     -----------           ---------
       Net expenses                                                                           --                  --
                                                                                     -----------           ---------
          Net investment income                                                            8,488                 198

Realized and Unrealized Gain
   Net realized gain
       Investment security transactions                                                  129,166                  --
                                                                                     -----------           ---------
          Net realized gain                                                              129,166                  --

   Change in unrealized appreciation (depreciation)
       Investment securities                                                           1,158,595               8,970
                                                                                     -----------           ---------
          Change in net unrealized appreciation (depreciation)                         1,158,595               8,970
                                                                                     -----------           ---------
       Net realized and unrealized gain                                                1,287,761                  --
                                                                                     -----------           ---------
Net increase in net assets from operations                                           $ 1,296,249            $  9,168
                                                                                     ===========           =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
              Standish Small Capitalization Equity Portfolio II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          For the period
                                                                                         December 23, 1996
                                                                                         (commencement of
                                                        Nine Months Ended                 operations) to
                                                        September 30, 1997              December 31, 1996
                                                       ---------------------      ---------------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                     $    8,488                       $    198
   Net realized gain                                            129,166                             --
   Change in net unrealized appreciation
      (depreciation)                                          1,158,595                          8,970
                                                             ----------                      ---------
   Net increase in net assets from operations                 1,296,249                          9,168
                                                             ----------                      ---------
Capital transactions
   Contributions                                              5,257,608                        475,000
   Withdrawals                                                 (741,535)                            --
                                                             ----------                      ---------
   Increase in net assets resulting from
      capital transactions                                    4,516,073                        475,000
                                                             ----------                      ---------
       Total increase in net assets                           5,812,322                        484,168

Net Assets
   At beginning of period                                       484,168                             --
                                                             ----------                      ---------
   At end of period                                          $6,296,490                       $484,168
                                                             ==========                      =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                               Supplementary Data
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                          December 23, 1996
                                                                Nine Months          (commencement of operations)
                                                                   Ended                          to
                                                            September 30, 1997            December 31, 1996
                                                           ----------------------   -------------------------------
Ratios (to average daily net assets)
   Expenses *                                                       0.00%+                           --(1)
   Net investment income                                            0.50%+                           --(1)

Portfolio turnover                                                   122%                             0
Average broker commission per share (2)                          $0.0768                        $0.2000
Net assets, end of period (000's omitted)                        $ 6,296                        $   484


*     The investment adviser did not impose any of its investment advisory fee and reimbursed the Portfolio for all of its operating expenses for the nine months ended September 30, 1997 and for the period December 23,
      1996 (commencement of operations) to December 31, 1996. If these voluntary actions had not been taken, the ratios would have been:

Ratios (to average daily net assets):

      Expenses                                                     4.33%+                            --(1)
      Net investment income (loss)                                (3.84)%+                           --(1)

--------------------------
+     Computed on an annualized basis.
(1)   Amounts are not meaningful due to the short period of operations.
(2) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio II (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1997, the Standish Small Capitalization Equity Fund II's proportionate interest in the net assets of the Portfolio was approximately 100%.

         The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations--

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B.  Repurchase agreements--

         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C.  Securities transactions and income--

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

         D.  Income taxes--

         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                             Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E. Deferred organizational expenses--

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through April 2001.

         F.  Change in fiscal year end--

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Portfolio from December 31 to September 30, effective September 30, 1997.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. For the nine month period ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily agreed to waive and/or reimburse all of the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses). This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. For the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily waived its investment advisory fee of $10,209 and $62, respectively, and reimbursed the Portfolio for its operating expenses of $63,537 and $15,722, respectively. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations were as follows:

                                                                                               For the Period
                                                                                              December 23, 1996
                                                              Nine Months Ended         (commencement of operations)
                                                             September 30, 1997             to December 31, 1996
                                                       -----------------------------  --------------------------------
                                                         Purchases         Sales         Purchases         Sales
                                                       --------------  -------------  ---------------  ---------------
           U.S. Government Securities..............    $            0  $           0  $             0  $             0
                                                       ==============  =============  ===============  ===============
           Investments (non-U.S. Government
           Securities)...                              $    7,131,297  $   2,725,584  $       456,074  $             0
                                                       ==============  =============  ===============  ===============

(4)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

           Aggregate Cost.......................................................  $ 5,119,573
                                                                                  ===========

           Gross unrealized appreciation........................................  $ 1,202,913
           Gross unrealized depreciation........................................  $   (48,833)
                                                                                  -----------
           Net unrealized appreciation (depreciation)...........................  $ 1,154,080
                                                                                  ===========

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

         The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the nine months ended September 30, 1997.

         Futures contracts--

         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. The Portfolio had no open financial futures contracts at September 30, 1997.

                          Independent Auditor's Report

         To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Capitalization Equity Portfolio II:

         We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio II, including the schedule of investments as of September 30, 1997, and the related statements of operations, the statements of changes in net assets and the supplementary data for the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) through December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio II as of September 30, 1997, and the results of its operations, changes in its net assets and supplementary data for the respective stated periods, in conformity with United States generally accepted accounting principles.


         Coopers & Lybrand
         Chartered Accountants
         Toronto, Canada
         November 11, 1997

                 [Logo] Standish, Ayer & Wood, Inc.
                        One Financial Center
                        Boston, Massachusetts 02111-2662
                        (617) 350-6100